BLACKROCK FUNDS II
BlackRock Core Bond Portfolio
(the “Fund”)
Investor, Institutional and Class R Shares

Supplement dated October 14, 2016
to the Summary Prospectus dated January 28, 2016, as amended June 17, 2016

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C, Institutional and Class R Shares. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Core Bond Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 44 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-70 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[3]	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.28%	0.26%	0.24%	0.31%
Total Annual Fund Operating Expenses[3,4]	0.87%	1.60%	0.58%	1.15%
Fee Waivers and/or Expense Reimbursements[5]	(0.19)%	(0.17)%	(0.15)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	0.68%	1.43%	0.43%	0.93%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	Management Fee has been restated to reflect current fees.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of the Management Fee to reflect current fees.
[5]	As described in the “Management of the Funds” section beginning on page 61, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.68% (for Investor A Shares), 1.43% (for Investor C Shares), 0.43% (for Institutional Shares) and 0.93% (for Class R Shares) of average daily net assets through January 31, 2018. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$467	$648	$845	$1,413
Investor C Shares	$246	$488	$855	$1,886
Institutional Shares	$ 44	$171	$309	$ 711
Class R Shares	$ 95	$344	$612	$1,378

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$146	$488	$855	$1,886

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 863% of the average value of its portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-CB-1016SUP